Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 9. COMMITMENTS AND CONTINGENCIES

Commitments

In the normal course of business, we offer off-balance sheet credit arrangements to enable our customers to meet their financing objectives. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the financial statements. Our exposure to credit loss, in the event a customer does not satisfy the terms of their agreement, equals the contractual amount of the obligation less the value of any collateral. We apply the same credit policies in making commitments and standby letters of credit that are used for the underwriting of loans to customers. Commitments generally have fixed expiration dates, annual renewals or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon; the total commitment amounts do not necessarily represent future cash requirements. Our allowance for unfunded commitments totaled $2.7 million at September 30, 2014 and $2.9 million at December 31, 2013. The allowance for unfunded commitments is included in other liabilities in the Consolidated Balance Sheets.

Estimates of the fair value of these off-balance sheet items were not made because of the short-term nature of these arrangements and the credit standing of the counterparties.

The following table sets forth the commitments and letters of credit as of the dates presented:

(dollars in thousands)	September 30, 2014	December 31, 2013
Commitments to extend credit	$1,105,285	$1,038,529
Standby letters of credit	76,968	78,639

Total	$1,182,253	$1,117,168

Litigation

In the normal course of business, we are subject to various legal and administrative proceedings and claims. While any type of litigation contains a level of uncertainty, we believe that the outcome of such proceedings or claims will not have a material adverse effect on our consolidated financial position.

NOTE 17. COMMITMENTS AND CONTINGENCIES

Commitments

The following table sets forth our commitments and letters of credit as of the dates presented:

	December 31,
(dollars in thousands)	2013	2012
Commitments to extend credit	$1,038,529	$874,137
Standby letters of credit	78,639	95,399

Total	$1,117,168	$969,536

Estimates of the fair value of these off-balance sheet items were not made because of the short-term nature of these arrangements and the credit standing of the counterparties.

Our allowance for unfunded loan commitments totaled $2.9 million at December 31, 2013 and $3.0 million at December 31, 2012.

We have future commitments with third party vendors for data processing and communication charges. Data processing and communication expense of $9.5 million and $10.3 million for 2013 and 2012 included $0.8 million and $2.3 million in one-time merger related expense. We had $7.4 million of data processing and communication expense in 2011.

The following table sets forth the future estimated payments related to data processing and communication charges for each of the five years following December 31, 2013:

(dollars in thousands)	Total
2014	$9,852
2015	10,114
2016	10,385
2017	10,664
2018	10,951

Total	$51,966

Litigation

In the normal course of business, we are subject to various legal and administrative proceedings and claims. While any type of litigation contains a level of uncertainty, we believe that the outcome of such proceedings or claims pending will not have a material adverse effect on our consolidated financial position or results of operations.